Document and Entity Information	9 Months Ended
Oct. 29, 2011
Document Information [Line Items]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Oct 29, 2011
Trading Symbol	FRAN
Entity Registrant Name	FRANCESCA'S HOLDINGS CORP
Entity Central Index Key	0001399935
Entity Filer Category	Non-accelerated Filer

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Oct. 29, 2011	Jan. 29, 2011	Oct. 30, 2010	Jan. 30, 2010
Current assets:
Cash and cash equivalents	$ 14,982	$ 12,516	$ 17,763	$ 13,767
Accounts receivable	3,571	4,054	4,037	497
Inventories	16,675	11,959	13,292	6,378
Deferred income taxes	1,784	1,321	1,130	573
Prepaid expenses and other current assets	2,912	1,871	1,755	1,103
Total current assets	39,924	31,721	37,977	22,318
Property and equipment, net	29,973	21,300	16,802	7,495
Deferred income taxes		2,704	2,208	766
Other assets, net	2,698	3,399	881	639
TOTAL ASSETS	72,595	59,124	57,868	31,218
Current liabilities:
Accounts payable	8,713	6,146	4,657	2,703
Accrued liabilities	5,931	6,410	7,381	3,315
Current portion of long-term debt		5,938
Total current liabilities	14,644	18,494	12,038	6,018
Deferred and accrued rents	14,839	8,223	7,908	2,224
Deferred income taxes	455
Long-term debt	35,000	87,875
Total liabilities	64,938	114,592	19,946	8,242
Commitments and contingencies
Convertible redeemable preferred stock-Series A				85,854
Stockholders' equity (deficit):
Common stock-$.01 par value, 80.0 million shares authorized; 43.5 million shares issued and outstanding at October 29, 2011; 40.5 million shares issued and outstanding at January 29, 2011; 40.4 million shares issued and outstanding at October 30, 2010	435	405	404	260
Additional paid-in capital	76,179	27,232	24,951	(63,138)
Retained earnings (accumulated deficit)	(68,957)	(83,105)	12,567
Total stockholders' equity (deficit)	7,657	(55,468)	37,922	(62,878)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 72,595	$ 59,124	$ 57,868	$ 31,218

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	Oct. 29, 2011	Jan. 29, 2011	Oct. 30, 2010	Jan. 30, 2010
Common stock, par value	$ 0.01	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	80	80	80	80
Common stock, shares issued	43.5	40.5	40.4	26
Common stock, shares outstanding	43.5	40.5	40.4	26

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		9 Months Ended		12 Months Ended
	Oct. 29, 2011	Oct. 30, 2010	Oct. 29, 2011	Oct. 30, 2010	Jan. 29, 2011	Jan. 30, 2010	Jan. 31, 2009
Net sales	$ 50,020	$ 35,073	$ 142,506	$ 95,293	$ 135,176	$ 79,367	$ 52,290
Cost of goods sold and occupancy costs	24,187	16,924	68,048	45,717	65,008	37,244	25,358
Gross profit	25,833	18,149	74,458	49,576	70,168	42,123	26,932
Selling, general and administrative expenses	17,789	9,748	45,388	28,845	40,525	24,641	19,962
Income from operations	8,044	8,401	29,070	20,731	29,643	17,482	6,970
Other income (expense)	198	79	248	103	(2)	38	14
Interest income (expense)	(473)		(4,529)		(1,633)	2	4
Loss on early extinguishment of debt			(1,591)
Income before income tax expense	7,769	8,480	23,198	20,834	28,008	17,522	6,988
Income tax expense	3,025	3,365	9,050	8,267	11,113	6,918	2,382
Net income	4,744	5,115	14,148	12,567	16,895	10,604	4,606
Increase in redemption value of convertible redeemable preferred stock						(60,271)
Convertible redeemable preferred stock accrued dividends						(2,022)	(1,641)
Net income (loss) available to shareholders					16,895	(51,689)	2,965
Less: Income attributable to participating securities							(1,038)
Net income (loss) available to common shareholders					$ 16,895	$ (51,689)	$ 1,927
Basic earnings (loss) per common share	$ 0.11	$ 0.13	$ 0.34	$ 0.32	$ 0.43	$ (1.99)	$ 0.07
Diluted earnings (loss) per common share	$ 0.11	$ 0.13	$ 0.33	$ 0.31	$ 0.41	$ (1.99)	$ 0.07
Dividends declared per common share					$ 2.39
Weighted average shares outstanding:
Basic shares	43,538	40,406	41,601	39,030	39,385	26,000	26,000
Diluted shares	44,533	40,675	42,421	40,625	40,907	26,000	26,000

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT) (USD $) In Thousands	Total	Common Stock	Additional paid-in capital (distributions in excess of capital)	Retained Earnings (Accumulated Deficit)	Convertible Redeemable Preferred Stock-Series A
Beginning Balance at Feb. 02, 2008	$ (12,736)	$ 260	$ (13,124)	$ 128	$ 21,920
Beginning Balance (in shares) at Feb. 02, 2008		26,000			35
Net income	4,606			4,606
S-Corporation distributions	(1,525)			(1,525)
Stock-based compensation	8			8
Accrued dividends for Preferred Stock-Series A	(1,641)			(1,641)	1,641
Ending Balance at Jan. 31, 2009	(11,288)	260	(13,124)	1,576	23,561
Ending Balance (in shares) at Jan. 31, 2009		26,000			35
Net income	10,604			10,604
Stock-based compensation	99			99
Increase in redemption value of Preferred Stock-Series A	(60,271)		(50,014)	(10,257)	60,271
Accrued dividends for Preferred Stock-Series A	(2,022)			(2,022)	2,022
Ending Balance at Jan. 30, 2010	(62,878)	260	(63,138)		85,854
Ending Balance (in shares) at Jan. 30, 2010		26,000			35
Net income	16,895			16,895
Conversion of Preferred Stock-Series A to common stock (in shares)		14,000			(35)
Conversion of Preferred Stock-Series A to common stock	85,854	140	85,714		(85,854)
Stock-based compensation	2,400		2,400
Cash dividends declared and related tax benefit	(98,780)		1,220	(100,000)
Stock options exercised and related tax benefit (in shares)		457
Stock options exercised and related tax benefit	1,041	5	1,036
Ending Balance at Jan. 29, 2011	(55,468)	405	27,232	(83,105)
Ending Balance (in shares) at Jan. 29, 2011		40,457
Net income	14,148			14,148
Issuance of stock in initial public offering, net of costs (in shares)		2,941
Issuance of stock in initial public offering, net of costs	44,118	29	44,089
Stock-based compensation	3,907		3,907
Stock options exercised and related tax benefit (in shares)		140
Stock options exercised and related tax benefit	952	1	951
Ending Balance at Oct. 29, 2011	$ 7,657	$ 435	$ 76,179	$ (68,957)
Ending Balance (in shares) at Oct. 29, 2011		43,538

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Oct. 29, 2011	Oct. 30, 2010	Jan. 29, 2011	Jan. 30, 2010	Jan. 31, 2009
Cash Flows From Operating Activities:
Net income	$ 14,148	$ 12,567	$ 16,895	$ 10,604	$ 4,606
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,509	1,707	2,377	1,215	700
Stock-based compensation expense	3,907	1,706	2,400	99	8
Excess tax benefit from stock-based compensation	(449)	(535)	(1,757)
Loss on sale of assets	20	22	25
Amortization of debt issuance costs	462		158
Loss on early extinguishment of debt	1,591
Deferred income taxes	2,696	(1,997)	(2,685)	(833)	(54)
Changes in assets and liabilities:
Accounts receivables	931	(3,539)	(3,557)	(126)	(49)
Inventories	(4,716)	(6,914)	(5,581)	(794)	310
Prepaid expenses and other assets	(926)	(896)	(1,549)	(573)	(407)
Accounts payable	2,567	1,954	3,443	1,434	(298)
Accrued liabilities	(479)	4,601	3,874	1,007	39
Deferred and accrued rents	6,616	5,684	5,999	1,440	315
Income tax payable			978	(196)	(1,462)
Net cash provided by operating activities	29,877	14,360	21,020	13,277	3,708
Cash Flows Used in Investing Activities:
Purchase of property and equipment	(12,236)	(11,037)	(16,208)	(5,538)	(2,013)
Other	35
Net cash used by investing activities	(12,201)	(11,037)	(16,208)	(5,538)	(2,013)
Cash Flows Used by Financing Activities:
Dividends			(100,000)
Proceeds from issuance of stock in initial public offering, net of costs	44,118
Excess tax benefit from stock-based compensation	449	535	1,757
Proceeds from borrowings under the new revolving credit facility	41,000
Proceeds from debt			95,000
Repayments of borrowings under the prior senior secured credit facility	(93,813)		(1,187)
Repayments of borrowings under the new revolving credit facility	(6,000)
Payment of debt issuance costs	(1,468)		(2,137)
Proceeds from the exercise of stock options	504	138	504
S-Corporation distributions					(1,525)
Net cash (used by) provided by financing activities	(15,210)	673	(6,063)		(1,525)
Net increase (decrease) in cash and cash equivalents	2,466	3,996	(1,251)	7,739	170
Cash and cash equivalents, beginning of year	12,516	13,767	13,767	6,028	5,858
Cash and cash equivalents, end of period	14,982	17,763	12,516	13,767	6,028
Supplemental Disclosures of Cash Flow Information:
Cash paid for income taxes	6,300	6,837	13,509	7,946	3,935
Interest paid	5,027		163
Supplemental Non-Cash Financing Activities:
Accrual of dividends on Preferred Stock - Series A				2,022	1,641
Increase in redemption value of Preferred Stock Series A				$ 60,271

Summary of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Summary of Significant Accounting Policies

1. Summary of Significant Accounting Policies

Nature of Business

Francesca’s Holdings Corporation (the “Company”) is a holding company incorporated in 2007 under the laws of the State of Delaware. The Company’s business operations are conducted through its indirectly wholly-owned subsidiary Francesca’s Collections, Inc. (“Francesca’s Collections”), a corporation formed and existing under the laws of the State of Texas. Francesca’s Collections is wholly-owned by Francesca’s LLC (the “Parent”), a limited liability company formed and existing under the laws of the State of Delaware. Parent is a wholly-owned subsidiary of the Company.

The Company operates a national chain of retail locations designed and merchandised to feel like independently owned, upscale boutiques and provide its customers with an inviting, intimate and fun shopping experience. The Company offers a diverse and uniquely balanced mix of apparel, jewelry, accessories and gifts at attractive prices. At October 29, 2011, the Company operated 283 boutiques, which are located in 41 states throughout the United States, and its e-commerce website.

In February 2010, two affiliates of CCMP Capital Advisors, LLC (“CCMP”), acquired approximately 84% of the Company (the “CCMP Acquisition”). The Company incurred $0.2 million of transaction costs in connection with the CCMP Acquisition included in selling, general and administrative expenses in the unaudited consolidated statement of operations for the thirty-nine weeks ended October 30, 2010.

On July 27, 2011, the Company completed an initial public offering of 11,500,000 shares of common stock at a price to the public of $17 per share, of which 2,941,176 shares were sold by the Company and 8,558,824 shares were sold by the selling stockholders (including 616,109 by members of the Company’s management). Upon completion of the offering, the Company received net proceeds of approximately $44.1 million, after deducting the underwriting discount of $3.5 million and related fees and expenses of $2.4 million. On July 27, 2011, net proceeds from the offering, together with $41.0 million of indebtedness under a new revolving credit facility and $6.9 million of cash on hand, were used to repay the $92.0 million (including accrued interest of $0.6 million) outstanding under the senior secured credit facility. The senior secured credit facility was then terminated. See Note 5 for more information.

Basis of Presentation

The accompanying (a) consolidated balance sheet as of January 29, 2011, which was derived from the audited financial statements as of that date included in the Company’s Registration Statement on Form S-1, as amended (Registration No. 333-173581), and filed with the Securities and Exchange Commission (“SEC”) and (b) unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial statements and are in the form prescribed by the SEC. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. These unaudited financial statements should be read in conjunction with the audited financial statements and notes thereto of the Company included in its Registration Statement. In the opinion of management, these unaudited financial statements include all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation. Due to seasonal variations in the retail industry, interim results are not necessarily indicative of results that may be expected for any other interim period or for a full year.

Principles of Consolidation

The accompanying unaudited consolidated financial statements include the accounts of the Company and all its subsidiaries. All significant inter-company balances and transactions have been eliminated in consolidation.

Fiscal Year

The Company maintains its accounts on a 52- or 53-week year ending on the Saturday closest to January 31st. The fiscal quarters ended October 29, 2011 and October 30, 2010 refer to the thirteen-week periods ended as of those dates. The year-to-date periods ended October 29, 2011 and October 30, 2010 refer to the thirty-nine week periods ended as of those dates.

Management Estimates and Assumption

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, net of estimated sales return, and expenses during the reporting periods. Actual results could differ from those estimates.

1. Summary of Significant Accounting Policies

Nature of Business

Francesca’s Holdings Corporation (the “Company”) is a holding company incorporated in 2007 under the laws of Delaware. The Company’s business operations are conducted through its indirectly wholly-owned subsidiary Francesca’s Collections, Inc., a corporation formed and existing under the laws of the State of Texas. Francesca’s Collections, Inc. is wholly-owned by Francesca’s LLC (the “Parent”), a limited liability company formed and existing under the laws of Delaware. Parent is a wholly-owned subsidiary of the Company.

The Company operates a national chain of retail boutiques designed and merchandised to feel like independently owned, upscale boutiques and provide its customers with an inviting, intimate and fun shopping experience. The Company offers a diverse and balanced mix of apparel, jewelry, accessories and gifts at attractive prices. At January 29, 2011, the Company operated 207 boutiques, which are located in 38 states throughout the United States, and its e-commerce website.

In February 2010, two affiliates of CCMP Capital Advisors, LLC (“CCMP”), acquired approximately 84% of the Company’s outstanding shares (the “CCMP Acquisition”) from the founders of the Company and Bear Growth Capital Partners, LP (“BGCP”). The Company considered the application of push-down accounting to the Company’s financial statements and determined that, given the percentage of equity interest acquired in the acquisition, push-down accounting treatment was not required. The Company elected not to apply push-down accounting treatment as a result of the acquisition. In connection with the CCMP Acquisition, the Convertible Redeemable Preferred Stock- Series A (“Preferred Stock”) was converted to common stock. In addition, the outstanding stock options became fully vested and the management agreement with the holders of the Preferred Stock was terminated. See Notes 6 and 10 for more information. As described in Note 6, the Company recognized $1.0 million compensation expense related to those options that became fully vested. The Company also incurred $0.2 million and $0.7 million of transaction costs which are included in selling, general and administrative expenses in the accompanying consolidated statement of operations for the fiscal years ended January 29, 2011 and January 30, 2010, respectively.

On April 28, 2010, the Company authorized a split of its issued and outstanding stock in the ratio of four hundred to one (400-1). Accordingly, the accompanying consolidated financial statements have been retroactively adjusted to reflect the effects of the stock split on common shares and per share amounts.

Fiscal Year

The Company maintains its accounts on a 52- to 53- week year ending on the Saturday closest to January 31. All references herein to fiscal year “2010”, “2009” and “2008” represent the 52-week periods ended January 29, 2011, January 30, 2010 and January 31, 2009, respectively.

Principles of Consolidation and Presentation

The accompanying consolidated financial statements include the accounts of the Company and all its subsidiaries. All significant inter-company balances and transactions have been eliminated in consolidation.

Reclassifications

In certain instances, amounts previously reported in the fiscal year 2009 and 2008 financial statements have been reclassified from selling, general and administrative expenses to cost of goods sold and occupancy costs (including rent, utilities, repairs and maintenance, taxes and licenses and common area expenses) to conform with the presentation in the fiscal year 2010 financial statements. The reclassifications had no effect on net income or shareholders’ equity as previously reported.

Management Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, net of estimated sales return, and expenses during the reporting periods. Actual results could differ from those estimates.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities measured at fair value are classified using the following hierarchy, which is based upon the transparency of inputs to the valuation at the measurement date:

•	Level 1—Quoted prices in active markets for identical assets or liabilities.

•	Level 2—Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly.

•	Level 3—Unobservable inputs based on the Company’s own assumptions.

The classification of fair value measurements within the hierarchy is based upon the lowest level of input that is significant to the measurement.

Financial assets and liabilities with carrying amounts approximating fair value include cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities. The carrying amount of these financial assets and liabilities approximates fair value because of their short maturities. The carrying amount of the Company’s debt approximates its fair value due to proximity of the debt issue date and the latest balance sheet date and the variable component of the interest on the debt.

Cash and Cash Equivalents

The Company considers all interest-bearing deposits and investments purchased with an original maturity of three months or less to be cash equivalents. The Company maintains cash balances at financial institutions that may from time to time exceed the Federal Deposit Insurance Corporation’s insurance limits. The Company mitigates this concentration of credit risk by monitoring the credit worthiness of the financial institutions.

Accounts Receivable

Accounts receivable consist of amounts due from credit card companies, tenant allowances due from landlords and income tax receivable. The Company’s management has reviewed accounts receivable for collectibility and has determined an allowance for doubtful accounts is not necessary at January 29, 2011 and January 30, 2010.

Inventory

The Company values merchandise inventory at the lower of cost or market on a weighted-average cost basis. Inventory costs include freight-in. The Company records merchandise receipts at the time they are delivered to the distribution center or to its boutiques from vendors.

The Company reviews its inventory levels to identify slow-moving merchandise and generally uses promotional markdowns to clear slow-moving merchandise. Each period, the Company evaluates recent selling trends and the related promotional events or pricing strategies in place to sell through the current inventory levels.

The Company also estimates a shrinkage reserve for the period of time between the last physical count and the balance sheet date. The estimate for shrinkage reserve can be affected by changes in merchandise mix and changes in actual shrinkage trends.

Property and Equipment

Property and equipment is stated at cost. Depreciation of property and equipment is provided on a straight-line basis for financial reporting purposes using the following useful lives:

Assets	Estimated Useful Lives
Equipment	3 - 5 years
Furniture and fixtures	5 years
Software	3 years
Signage and leasehold improvements	the lesser of 5 - 10 years or lease term

Assets under construction are not depreciated until the asset is placed in service and ready for use.

Maintenance and repairs of property and equipment are expensed as incurred, and major improvements are capitalized. Upon retirement, sale or other disposition of property and equipment, the cost and accumulated depreciation are eliminated from the accounts, and any gain or loss is reflected in current earnings.

Impairment of Long-lived Assets

The Company periodically evaluates long-lived assets held for use and held for sale whenever events or changes in circumstances indicate that the carrying amount of those assets may not be recoverable. Assets are grouped and evaluated for impairment at the lowest level for which there are identifiable cash flows, which is generally at a boutique level. Boutique assets are reviewed for impairment using factors including, but not limited to, the Company’s future operating plans and projected cash flows. The determination of whether impairment has occurred is based on an estimate of undiscounted future cash flows directly related to that boutique, compared to the carrying value of the assets. The Company recognizes impairment if the sum of the undiscounted future cash flows of a boutique does not exceed the carrying value of the assets. For impaired assets, the Company recognizes a loss equal to the difference between the net book value of the asset and its estimated fair value. Fair value is based on discounted future cash flows of the asset using a discount rate commensurate with the risk. In addition, at the time a decision is made to close a boutique, the Company records an impairment charge, if appropriate, or accelerates depreciation over the revised useful life of the asset. Based on the analysis performed, there was no impairment for each of the fiscal years ended January 29, 2011, January 30, 2010 and January 31, 2009.

Operating Leases

The Company leases boutiques and distribution center and office space under operating leases. The majority of the Company’s lease agreements provide for tenant improvement allowances, rent escalation clauses and/or contingent rent provisions.

The Company records tenant improvement allowances and other landlord incentives as a component of deferred rent which is amortized on a straight-line basis over the lease term as a reduction of rent expense. The unamortized portion of deferred rent totaled $5.9 million and $1.6 million at January 29, 2011 and January 30, 2010, respectively, and is included in deferred and accrued rents in the consolidated balance sheets.

The Company records straight-line rent expense beginning on the earlier of taking possession of the boutique (pre-opening or construction period) or the commencement date of the lease. In fiscal 2010, the Company determined that its policy had historically been inconsistently applied. The Company corrected the deferred rent expense account, resulting in a non-cash $0.7 million cumulative adjustment to record additional rent expense during the first quarter of fiscal 2010. That adjustment was included in the cost of goods sold and occupancy cost in the consolidated statements of operations. The adjustment did not impact historical cash flows and will not impact future net cash flows or the timing of the payments under the related leases. Prior years’ financial statements were not restated as the impact of these issues was immaterial to previously reported results for any individual prior year.

Certain leases provide for contingent rents, in addition to a basic fixed rent, which are determined as a percentage of gross sales in excess of specified levels. The Company records a contingent rent liability and the corresponding rent expense when specified levels have been achieved or when management determines that achieving the specified levels during the fiscal year is probable.

Revenue Recognition

The Company recognizes revenue upon purchase of merchandise by customers, net of estimated merchandise returns. Revenue is recognized for boutique sales at the point at which the customer receives and pays for the merchandise at the register. For on-line sales, revenue is recognized upon delivery and includes shipping charges. Management estimates future returns on previously sold merchandise based on return history and current sales levels. The estimated sales returns are periodically compared to actual sales returns and adjusted, if appropriate.

Gift Cards and Gift Card Breakage

The Company accounts for the sale of gift cards as a liability at the time a gift card is sold. The liability is relieved and revenue is recognized upon redemption of the gift card. The Company’s gift cards do not have an expiration date. We will recognize income from the breakage of gift cards when the likelihood of redemption of the gift card is remote based on historical redemption patterns. The Company has not accumulated adequate historical data to reasonably estimate the amount of gift cards that will never be redeemed. Consequently, the Company has not recognized gift card breakage income in fiscal years 2010, 2009 or 2008. The Company does not anticipate recognizing gift card breakage until it accumulates additional data beyond fiscal year 2011.

Sales Taxes

The Company excludes all taxes assessed by a government authority directly imposed on revenue producing transactions between a seller and a customer from revenue.

Cost of Goods Sold and Occupancy Costs

Cost of goods sold and occupancy costs include the direct cost of purchased merchandise, freight costs from the Company’s suppliers to its distribution centers and freight costs for merchandise shipped directly from its vendors to its boutiques, allowances for inventory shrinkage and obsolescence, boutique occupancy costs including rent, utilities, common area maintenance, property taxes, depreciation and boutique repair and maintenance costs, and shipping costs related to e-commerce sales.

Selling, General and Administrative Expenses

Selling, general and administrative expenses include boutique and headquarters payroll, employee benefits, freight from distribution centers to boutiques, boutique pre-opening expense, credit card merchant fees, costs of maintaining and operating the Company’s e-commerce business, travel and administration costs and other expenses related to operations at the corporate headquarters, as well as share-based compensation. Pre-opening expenses (including boutique set-up and training expenses) incurred prior to the opening of new boutiques are expensed as incurred and are included in selling, general and administrative expenses in the accompanying consolidated statements of operations.

Freight costs included in selling, general and administrative expenses amounted to $0.8 million, $0.5 million and $0.3 million for the fiscal years ended January 29, 2011, January 30, 2010 and January 31, 2009, respectively.

Advertising

Costs associated with advertising are charged to expense as incurred. For the years ended January 29, 2011, January 30, 2010, and January 31, 2009 advertising costs were minimal.

Stock-Based Compensation

In connection with the Company’s stock based compensation plans, the Board of Directors considers the estimated fair value of the Company’s stock when setting the stock option exercise price as of the date of each grant. Because the Company is privately held and there is no public market for its common stock, the fair market value of its common stock is determined by the Board of Directors at the time the option grants are awarded. In determining the fair value of the common stock, the Board of Directors considers such factors as the Company’s actual and projected financial results, the consideration paid by third party investors in the Company, including investments by BGCP and CCMP in arm’s length transactions for their respective investment and controlling investment in the Company (as described in Notes 1 and 10), the principal amount of the Company’s indebtedness, valuations of the Company performed by third parties and other factors the Board of Directors believed were material to the valuation process. To the extent financial projections and anticipated boutique openings did not materially change from the date of the BGCP Acquisition or the CCMP Acquisition through the date of a stock option grant, the Board of Directors concluded that the per share price of the common stock related to each of the acquisition transactions represented the most accurate estimate of the fair value of the common stock for purpose of setting the respective option exercise price as of the date of each grant. Additionally, for these grants, in making its determination of fair value, the Board of Directors did not apply control premium or marketability considerations. To timely secure the necessary talent the Company requires to support its growth, the Board of Directors takes into account a number of factors, including utilizing the most recent third-party valuation study available to help establish the exercise price for the applicable grant.

Stock-based compensation cost is measured at the grant date fair value and is recognized as an expense on a straight-line basis over the employee’s requisite service period (generally the vesting period of the equity grant). The Company estimates forfeitures for options granted that are not expected to vest. Changes in these inputs and assumptions can materially affect the measurement of the estimated fair value of the stock-based compensation expense. The Company estimates the grant date fair value of stock option awards using the Black-Scholes option pricing model. See Note 6 for further information.

Debt Issuance Costs

Costs incurred in connection with the Company’s borrowings are capitalized and included in other assets in the consolidated balance sheets. These costs are amortized to interest expense using the effective interest method over the term of the loan. In 2010, the Company incurred $2.2 million of costs related to the credit facility obtained during the year. At January 29, 2011, debt issuance costs totaled $2.0 million, net of $0.2 million of accumulated amortization. Amortization expense amounted to $0.2 million for the fiscal year ended January 29, 2011.

Income Taxes

The Company accounts for income taxes using the liability method. Under this method, the amount of taxes currently payable or refundable is accrued, and deferred tax assets and liabilities are recognized for the estimated future tax consequences of temporary differences that currently exist between the tax basis and the financial reporting basis of the Company’s assets and liabilities. Valuation allowances are established against deferred tax assets when it is more-likely-than-not that the realization of those deferred tax assets will not occur.

Deferred tax assets and liabilities are measured using the enacted tax rates in effect in the years when those temporary differences are expected to reverse. The effect on deferred taxes from a change in tax rate is recognized through continuing operations in the period that includes the enactment date of the change. Changes in tax laws and rates could affect recorded deferred tax assets and liabilities in the future.

A tax benefit from an uncertain tax position may be recognized when it is more-likely-than-not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more-likely-than-not recognition threshold to be recognized. The Company recognizes tax liabilities for uncertain tax positions and adjusts these liabilities when the Company’s judgment changes as a result of the evaluation of new information not previously available. Due to the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from the current estimate of the tax liabilities. These differences will be reflected as increases or decreases to income tax expense and the effective tax rate in the period in which the new information becomes available. Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. The Company has no uncertain tax positions or related interest or penalties requiring accrual at January 29, 2011 and January 30, 2010.

Subsequent Event Evaluation

The Company has reviewed and evaluated material subsequent events from the balance sheet date of January 29, 2011 through April 15, 2011, the issuance of the financial statements.

Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2010-06, Improving Disclosures About Fair Value Measurements an update to Topic 820, Fair Value Measurements and Disclosures. ASU 2010-06 expands disclosure requirements related to fair value measurements including (i) separately disclosing the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describing the reasons for the transfers and (ii) presenting separate information for Level 3 activity pertaining to gross purchases, sales, issuances and settlements. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for Level 3 activity disclosures, which are effective for fiscal years beginning after December 15, 2010. The adoption of ASU 2010-06 did not have a material impact on the Company’s consolidated financial statements.

Earning Per Share	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Earning Per Share

2. Earnings Per Share

Basic earnings per common share amounts are calculated using the weighted-average number of common shares outstanding for the period. Diluted earnings per common share amounts are calculated using the weighted-average number of common shares outstanding for the period and include the dilutive impact of stock options and restricted stock grants using the treasury stock method.

The following table summarizes the potential dilution that could occur if options to acquire common stock were exercised or if the restricted stock grants have fully vested and reconciles the weighted-average common shares outstanding used in the computation of basic and diluted earnings per share:

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	October 29, 2011	October 30, 2010	October 29, 2011	October 30, 2010
	(In thousands, except per share data)
Numerator:
Net income	$4,744	$5,115	$14,148	$12,567

Denominator:
Weighted-average common shares outstanding—basic	43,538	40,406	41,601	39,030
Options and other dilutive securities	995	296	820	1,595

Weighted-average common shares outstanding—diluted	44,533	40,675	42,421	40,625

Per common share:
Basic earnings per common share	$0.11	$0.13	$0.34	$0.32
Diluted earnings per common share	$0.11	$0.13	$0.33	$0.31

Stock options to purchase common stock in the amount of 0.9 million in each of the thirteen and thirty-nine weeks ended October 29, 2011; and 1.5 million and 1.9 million in the thirteen and thirty-nine weeks ended October 30, 2010, respectively, were not included in the computation of diluted earnings per share due to its anti-dilutive effect.

2. Earnings (Loss) per Share

Basic earnings per common share amounts are calculated using the weighted-average number of common shares outstanding for the period. Diluted earnings per common share amounts are calculated using the weighted-average number of common shares outstanding for the period and include the dilutive impact of Preferred Stock and stock options using the if-converted and treasury stock methods, respectively.

In the years the Preferred Stock was outstanding, the two-class method was used to calculate basic and diluted earnings (loss) per common share since it is a participating security under ASC 260 Earnings per Share. The two-class method is an earnings allocation formula that determines earnings per share for each class of common stock and participating security according to dividends declared (or accumulated) and participation rights in undistributed earnings. Under the two-class method, basic earnings (loss) per common share is computed by dividing net earnings (loss) attributable to common share after allocation of earnings to participating securities by the weighted-average number of common shares outstanding during the year. Diluted earnings (loss) per common share is computed using the more dilutive of the two-class method or the if-converted method. In periods of net loss, no effect is given to participating securities since they do not contractually participate in the losses of the Company.

The following table summarizes the potential dilution that could occur if options to acquire common stock were exercised or converted into common stock, and reconciles the weighted-average common shares outstanding used in the computation of basic and diluted earnings per share:

	For the Fiscal Years Ended
	January 29, 2011	January 30, 2010	January 31, 2009
	(In thousands, except per share data)
Numerator:
Net Income	$16,895	$10,604	$4,606
Less: Increase in redemption value of Preferred Stock	—	(60,271)	—
Less: Preferred Stock dividends	—	(2,022)	(1,641)

Net income (loss) available to shareholders	16,895	(51,689)	2,965
Less: Income attributable to participating securities	—	—	(1,038)

Net income (loss) available to common shareholders	$16,895	$(51,689)	$1,927

Denominator:
Weighted-average common shares outstanding—basic	39,385	26,000	26,000
Options and other dilutive securities	1,522	—	—

Weighted-average common shares outstanding—diluted	40,907	26,000	26,000

Per common share:
Basic earnings (loss) per common share	$0.43	$(1.99)	$0.07
Diluted earnings (loss) per common share	$0.41	$(1.99)	$0.07

As discussed above, the Company was required to use the two-class method to compute basic and diluted earnings (loss) per common share during the period the Preferred Stock was outstanding. In fiscal year 2009, the adjustment to record the increase in redemption value of Preferred Stock (see Note 10) reduced undistributed earnings, to be allocated between common shares and participating securities, to zero for purposes of calculating earnings per share using the two-class method. As such, net losses were solely attributable to common shareholders.

Stock options to purchase 1.0 million and 0.6 million shares of common stock for the fiscal years 2009 and 2008, respectively, were outstanding but not included in the computation of diluted earnings per shares due to its anti-dilutive effect.

For the fiscal years 2009 and 2008, Preferred Stock that could be converted to 14 million shares of common stock were not included in the computation of diluted earnings per share, as the effect of doing so would have been anti-dilutive. Accordingly, dividends paid and the increase in the redemption value of Preferred Stock was deducted to arrive at net income (loss) available to common shareholders. See Note 10 for more information regarding Preferred Stock.

Fair Value of Financial Instrument	9 Months Ended
Oct. 29, 2011
Fair Value of Financial Instrument

3. Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The carrying amount reflected in the consolidated balance sheets of financial assets and liabilities, which includes cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, approximated their fair values. The carrying amount of these financial assets and liabilities approximates fair value because of their short maturities. The carrying amount of the Company’s debt approximates its fair value at October 29, 2011 and January 29, 2011 due to proximity of the debt issue date and the balance sheet date and the variable component of the interest on debt.

Income Taxes	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Income Taxes

4. Income Taxes

The provision for income taxes is based on the current estimate of the annual effective tax rate. The effective income tax rates for the thirteen weeks ended October 29, 2011 and October 30, 2010 were 38.9% and 39.7%, respectively. The effective income tax rates for the thirty-nine weeks ended October 29, 2011 and October 30, 2010 were 39.0% and 39.7%, respectively. The difference between our effective tax rate and statutory rate primarily relates to state taxes.

During the thirteen weeks ended April 30, 2011, the Company elected bonus depreciation for certain fixed asset additions in fiscal year 2010 based on clarification from the IRS in Rev Proc. 2011-26 issued on March 29, 2011. The election resulted in a reduction of approximately $0.6 million of deferred tax assets and income tax payable.

4. Income Taxes

The provision for income tax expense for the years ended January 29, 2011, January 30, 2010 and January 31, 2009 is as follows:

	For Fiscal Years Ended
	2011	2010	2009
	(in thousands)
Current:
Federal	$11,778	$6,667	$2,094
State	2,020	1,084	342

Total	13,798	7,751	2,436

Deferred:
Federal	(2,275)	(724)	(56)
State	(410)	(109)	2

Total	(2,685)	(833)	(54)

Income tax expense	$11,113	$6,918	$2,382

A reconciliation of the statutory federal income tax rate to the effective tax rate follows:

	For Fiscal Years Ended
	2011	2010	2009
Income tax expense at statutory rate	35.0%	35.0%	34.0%
Nondeductible expenses	0.5	0.9	0.4
State tax, net of federal benefit	3.7	4.0	3.2
Other	0.5	(0.4)	(3.5)

Effective tax rate	39.7%	39.5%	34.1%

For fiscal year 2008, the provision for income taxes was reduced by $0.2 million due to adjustments made to deferred income taxes for differences between estimates used in recording the income tax provision in the prior year and the actual federal and state tax returns.

Deferred tax assets and liabilities are recorded due to different carrying amounts for financial and income tax reporting purposes arising from cumulative temporary differences as measured by enacted tax rates, which will be in effect when these temporary differences reverse. These differences consist of the following at January 29, 2011 and January 30, 2010:

	January 29, 2011	January 30, 2010
	(in thousands)
Deferred tax assets:
Inventories	$502	$221
Accrued liabilities	819	352
Deferred and accrued rents	2,618	890
Equity based compensation	358	—

Total deferred tax assets	4,297	1,463

Deferred tax liabilities
Property and equipment	272	106
Other	—	18

Total deferred tax liabilities	272	124

Net deferred tax assets	$4,025	$1,339

The Company’s tax years are subject to examination by federal authorities from 2008 forward, and by state taxing authorities from 2007 forward.

Credit Facility	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Credit Facility

5. Credit Facility

New Revolving Credit Facility

On July 27, 2011, Francesca’s Collections, Inc. (the “Borrower”) entered into an Amended and Restated Credit Agreement (the “new revolving credit facility”) with Royal Bank of Canada, as Administrative Agent, and KeyBank National Association, as Syndication Agent, which provided $65.0 million of revolving credit facility (including borrowing capacity available for letters of credit). The new revolving credit facility is scheduled to terminate on July 27, 2016. As described in Note 1, on July 27, 2011, net proceeds from the Company’s initial public offering, together with $41.0 million of indebtedness under the new revolving credit facility and $6.9 million of cash on hand, were used to repay the $92.0 million (including accrued interest of $0.6 million) outstanding under the prior senior secured credit facility. The prior senior secured credit facility was then terminated. In addition, in connection with the new revolving credit facility, the Company recorded $1.5 million of debt issue costs that will be amortized over the term of the new revolving credit facility. At October 29, 2011, $30.0 million was available under the new revolving credit facility for future borrowings.

All obligations under the new revolving credit facility are unconditionally guaranteed by, subject to certain exceptions, Parent and each of Borrower’s existing and future direct and indirect wholly owned domestic subsidiaries. All obligations under the new revolving credit facility, and the guarantees of those obligations (as well as cash management obligations and any interest rate hedging or other swap agreements), are secured by substantially all of the Borrower’s assets as well as the assets of any subsidiary guarantor.

The borrowings under the new revolving credit facility bear interest at a rate equal to an applicable margin plus, at the Company’s option, either (a) in the case of base rate borrowings, a rate equal to the highest of (i) the prime rate of Royal Bank of Canada, (ii) the federal funds rate plus 1/2 of 1% and (iii) the LIBOR for an interest period of one month plus 1.00%; or (b) in the case of LIBOR borrowings, a rate equal to the higher of (1) 1.50% and (2) the LIBOR for the interest period relevant to such borrowing. The applicable margin for borrowings under the new revolving credit facility will range from 1.25% to 2.25% with respect to base rate borrowings and from 2.25% to 3.25% with respect to LIBOR borrowings, in each case based upon the achievement of specified levels of the ratio of consolidated total debt to consolidated EBITDA. Additionally, the Borrower will be required to pay a fee to the lenders under the new revolving credit facility on the unused amount at a rate ranging from 0.25% to 0.45%, based on the achievement of specified levels of the ratio of consolidated total debt to consolidated EBITDA. The Borrower is also required to pay customary letter of credit fees. During the thirteen weeks ended October 29, 2011, the average interest rate for the LIBOR borrowings was 3.9%.

The new revolving credit facility requires the Borrower to maintain a maximum consolidated total lease adjusted leverage ratio and a minimum consolidated interest coverage ratio, in each case, on the last day of any fiscal quarter and includes a maximum capital expenditure in any fiscal year. The Borrower’s ability to pay dividends to Holdings is subject to restrictions including a maximum secured leverage ratio. If the Borrower’s debt under the new revolving credit facility exceeds that ratio, it is restricted from paying dividends. At October 29, 2011, this ratio was within the required limit, thus, the Borrower was allowed to pay dividends.

The Borrower is in compliance with the debt covenants of its new revolving credit facility as of October 29, 2011.

Senior Secured Credit Facility

On November 17, 2010, the Borrower entered into a senior secured credit facility (the “prior senior secured credit facility”) with a syndicate of financial institutions, which provided financing of up to $100.0 million consisting of a $95.0 million term loan facility and a $5.0 million revolving credit facility each with a maturity date of November 17, 2013. As described in Note 1, on July 27, 2011, net proceeds from the Company’s initial public offering, together with $41.0 million of indebtedness under a new revolving credit facility and $6.9 million of cash on hand, were used to repay the $92.0 million (including accrued interest of $0.6 million) outstanding under the prior senior secured credit facility. The prior senior secured credit facility was then terminated. In connection with the repayment, the Company wrote-off the unamortized debt issuance costs of $1.6 million associated with the prior senior secured credit facility and included as loss on early extinguishment of debt in the accompanying unaudited consolidated statements of operations for the thirty-nine weeks ended October 29, 2011.

All obligations under the prior senior secured credit facility were unconditionally guaranteed by, subject to certain exceptions, Parent and each of the Borrower’s existing and future direct and indirect wholly-owned domestic subsidiaries. All obligations under the prior senior secured credit facility, and the guarantees of those obligations (as well as cash management obligations and any interest hedging or other swap agreements), were secured by substantially all of the Borrower’s assets as well as those of the subsidiary guarantor. The borrowings under the prior senior secured credit facility bore interest at a rate equal to an applicable margin plus the base rate or LIBOR rate, at the Borrower’s option. The loans were LIBOR-based and had an interest rate of 7.75% from the time of issuance through its termination on July 27, 2011. The Company was in compliance with the debt covenants of the prior senior secured credit facility during the period it was outstanding.

5. Credit Facility

On December 11, 2008, the Company entered into a $3 million revolving credit agreement (“Credit Facility”) with a bank. The Credit Facility provided a $3 million revolving line of credit that matured on December 11, 2011. On January 25, 2010, the Company requested the Credit Facility be terminated, and on February 16, 2010, the bank terminated the Credit Facility.

On November 17, 2010, Francesca’s Collections, Inc. (the “Borrower”) entered into a senior secured credit facility with a syndicate of financial institutions, which provided financing of up to $100.0 million consisting of a $95.0 million term loan facility and a $5.0 million revolving credit facility each with a maturity date of November 17, 2013. The principal of the term loan component will be repaid in quarterly installments of $1.2 million in the first year, $2.4 million in the second and third year and the remainder on the maturity date. The revolving credit facility includes borrowing capacity available for letters of credit. As of January 29, 2011, the Company had $93.8 million outstanding under its term loan facility and $5.0 million available under its revolving credit facility. There were no letters of credit outstanding at January 29, 2011.

All obligations under the senior secured credit facility are unconditionally guaranteed by, subject to certain exceptions, Parent and each of the Borrower’s existing and future direct and indirect wholly-owned domestic subsidiaries. All obligations under the senior secured credit facility, and the guarantees of those obligations (as well as cash management obligations and any interest hedging or other swap agreements), are secured by substantially all of the Borrower’s assets as well as those of the subsidiary guarantor.

The borrowings under the senior secured credit facility bear interest at a rate equal to an applicable margin plus, at the Borrower’s option, either (a) in the case of base rate borrowings, a rate equal to the highest of (1) the higher of (i) the prime rate of Royal Bank of Canada and (ii) the federal funds rate plus 1/2 of 1%, (2) the LIBOR for an interest period of one month plus 1.00% and (3) 2.75% or (b) in the case of LIBOR borrowings, a rate equal to the higher of (1) 1.75% and (2) the LIBOR for the interest period relevant to such borrowing. The current applicable margin for borrowings under both the revolving credit facility and the term loan facility is 5.00% with respect to base rate borrowings and 6.00% with respect to LIBOR borrowings. The applicable margin for borrowings under both the revolving credit facility and the term loan facility for base rate borrowings increases to 6.50% and 9.00% on June 1, 2012 and June 1, 2013, respectively. The applicable margin for borrowings under both the revolving credit facility and the term loan facility for LIBOR borrowings increases to 7.50% and 10.00% on June 1, 2012 and June 1, 2013, respectively. As of January 29, 2011, the loans under the senior secured credit facility were LIBOR-based and had an interest rate of 7.75%.

In addition to paying interest on the outstanding principal under the senior secured credit facility, the Borrower is required to pay a commitment fee to the lenders under the revolving credit facility in respect of the unutilized commitments thereunder at a rate equal to 0.5%. The Borrower also pays customary letter of credit fees.

The senior secured credit facility requires the Borrower to maintain a maximum consolidated leverage ratio and a maximum senior leverage ratio, in each case, commencing with the fiscal quarter ending January 29, 2011 and a minimum consolidated fixed charge coverage ratio commencing with the fiscal quarter ending October 31, 2011. The Company’s ability to declare dividends from Francesca’s Collections, Inc. to Holdings at January 29, 2011, was subject to restrictions under the senior secured credit facility. Those restrictions include a maximum leverage ratio. If the Company’s debt under its Credit Facility exceeds that ratio, it is restricted from paying dividends. As of fiscal year-end 2010, this ratio exceeded that maximum, and, thereby was restricted from paying dividends.

The Borrower is in compliance with the debt covenants of its senior secured credit facility as of January 29, 2011.

Debt maturities

The term loan, which had aggregate principal balance of $93.8 million at January 29, 2011, is due as follows:

Fiscal Year	Amount
(in thousands)
2011	$5,938
2012	9,500
2013	78,375

$93,813

Stock-Based Compensation	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Stock-Based Compensation

6. Stock-Based Compensation

At October 29, 2011, the Company has three equity plans (collectively “Stock Plans”) under which stock options, phantom shares, restricted stock or other stock-based awards may be granted to employees, directors or consultants of the Company. The stock-based compensation cost is measured at the grant date fair value and is recognized as an expense on a straight-line basis over the employee’s requisite service period (generally the vesting period of the equity grant). The Company estimates forfeitures for option grants that are not expected to vest. The stock-based compensation cost recognized in the thirteen and thirty-nine weeks ended October 29, 2011 totaled $2.9 million and $3.9 million, respectively, while $0.3 million and $1.7 million were recorded in the thirteen and thirty-nine weeks ended October 30, 2010, respectively.

On August 18, 2011, the vesting period for the options to purchase 545,333 shares of common stock granted on March 26, 2010 to our Chief Executive Officer (“CEO”) accelerated due to the performance targets achieved by CCMP and certain of their affiliates as disclosed in the Company’s Registration Statement on Form S-1, as amended (Registration No. 333-173581), and filed with the SEC. The Company recognized compensation expense in the amount of $2.3 million during the thirteen and thirty-nine weeks ended October 29, 2011 as a result of the accelerated vesting of these options.

On July 14, 2011, the 2011 Equity Incentive Plan (the “2011 Plan”) was approved by the stockholders and became immediately effective. Under the 2011 Plan, awards may be in the form of nonqualified stock options, stock appreciation rights, stock bonuses, restricted stock, performance stock and other stock-based awards which can be granted to any officers, directors, employees and consultants of the Company. A total of 3,175,365 shares of common stock are authorized for issuance under the 2011 Plan. Awards granted under the 2011 Plan generally vest over three to five years and have a ten-year contractual life.

Stock Options

The following table presents stock options granted, exercised, expired and aggregate intrinsic value under the existing Stock Plans for the thirty-nine weeks ended October 29, 2011.

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
		(Per share data)	(in Years)	(In thousands)
Outstanding as of January 29, 2011	2,443,088	$5.23	9
Options granted	872,099	$17.42	10
Options exercised	(140,075)	$3.60	8
Options forfeited or expired	—	—	—

Outstanding as of October 29, 2011	3,175,112	$8.65	9	$55,136

Exercisable at October 29, 2011	1,364,006	$4.51	8	$29,589

During the thirty-nine weeks ended October 29, 2011, 872,099 stock options were granted at an average grant date fair value of $9.65. For stock option exercises during the thirty-nine weeks ended October 29, 2011, cash received, intrinsic value and excess tax benefit totaled $0.5 million, $1.7 million and $0.4 million, respectively.

The fair value of stock options was estimated on the date of grant using the Black Scholes option pricing model using the following weighted average assumptions:

Thirty-Nine Weeks Ended October 29, 2011
Expected volatility(1)	55.9%
Risk-free interest rate(2)	2.0%
Expected term (in years)(3)	6.5
Expected dividend yield	—

(1)	The expected volatility incorporates historical and implied volatility of similar entities whose share prices are publicly available. The Company determined that the use of historical volatility for similar entities represents a more accurate calculation of option fair value than actual Company stock experience because of the limited duration the Company’s stock has been publicly traded.

(2)	The risk-free interest rate was determined based on the rate of Treasury instruments with maturities similar to those of the expected term of the award being valued.

(3)	Represents the period of time options are expected to be outstanding. The weighted-average expected option term was determined using the “simplified method” as allowed by Staff Accounting Bulletin 114, Topic 14. The expected term used to value a share option grant under the simplified method is the midpoint between the vesting date and the contractual term of the share option. This method was used due to the lack of sufficient historical data to provide basis upon which to estimate the expected term.

The following table summarizes information regarding non-vested outstanding options as of October 29, 2011.

	Options	Weighted Average Fair Value at Grant Date
Non-vested as of January 29, 2011	1,757,748	$4.27
Granted	872,099	$9.65
Vested	(818,741)	$4.03
Cancelled	—	—

Non-vested as of October 29, 2011	1,811,106	$6.97

As of October 29, 2011, there was approximately $11.8 million of unrecognized compensation cost related to non-vested stock options that is expected to be recognized over a weighted-average period of 4.1 years. The total fair value of options vested during the thirty-nine weeks ended October 29, 2011 was $3.3 million.

Restricted Stock Awards

On August 5, 2011, the Company granted 9,600 restricted stock awards, with an aggregate fair value of $0.2 million, to certain employees under the 2011 Plan. These restricted stock awards vest in three equal annual installments on each anniversary from the grant date subject to continuous employment of the grantee. The Company determined the fair value of the award based on the closing price of the Company’s stock on the grant date.

6. Stock-Based Compensation

2007 Stock Incentive Plan

In 2007, the Company adopted the Francesca’s Holdings Corporation 2007 Stock Incentive Plan (the “2007 Plan”), to be administered by Board of Directors or a committee designated by its Board of Directors (the “Committee”). Under the 2007 Plan, awards may be in the form of stock options, restricted stock or phantom shares and may be granted to any employee, director or consultant of the Company. With respect to incentive stock options granted, the share exercise price shall not be less than the fair market price on the date of grant. For non-qualified stock options granted, the share exercise price of each option is determined by the compensation committee of the Board of Directors, which considers the estimated fair value of the Company’s stock when setting stock option price as of the date of each grant. The awards generally vest evenly over four to five years and have a ten year contractual term.

The CCMP Acquisition triggered a “Change of Control” that resulted in the acceleration of vesting, in accordance with the provisions of the 2007 Plan, of the 906,000 stock options issued and outstanding. Accordingly, the Company recognized compensation expense of $1.0 million included in selling, general and administrative expenses in the consolidated statements of operations for the fiscal year ended January 29, 2011 related to the accelerated vesting.

On April 28, 2010, the plan was amended to adjust the number of shares available for issuance to account for a 400-for-1 stock split. Accordingly, the number of shares authorized to be issued under the 2007 Plan increased to 2,105,200 shares. As of January 29, 2011, the Company can no longer grant awards under the 2007 Plan.

2010 Stock Incentive Plan

On February 27, 2010, the Company adopted the Francesca’s Holdings Corporation 2010 Stock Incentive Plan (the “2010 Plan”) to be administered by the Board of Directors or a Committee. Under the 2010 Plan, awards may be in the form of stock options, stock or restricted stock and may be granted to any officers, directors, eligible employees and consultants of the Company. Exercise prices shall not be less than the fair market value of the Company’s common stock at the date of grant as determined by the Board of Directors. The awards generally vest over four to five years and have a ten year contractual term.

On April 28, 2010, the plan was amended to adjust the number of shares available for issuance to account for a 400-for-1 stock split. Accordingly, the number of shares authorized to be issued under the 2010 Plan increased to 2,020,400 shares. As of January 29, 2011 there were 77,312 options remaining that can be granted under the 2010 Plan.

Stock Option Award Modification

In November 2010, the Board of Directors authorized and paid a cash dividend equal to $2.39 per share on its common stock following the issuance of a senior secured credit facility (see Note 5). In accordance with applicable plan documents, stock option holders are entitled to an equitable adjustment to their stock option awards upon, among other events, a recapitalization of the Company. As a result, the Board of Directors approved the reduction of the exercise price of certain outstanding options (724,000 total options) in an amount equal to the per share cash dividend effective on December 12, 2010 to reduce the dilution effect of the cash dividend. No incremental compensation expense was recognized because the fair value of the awards did not increase as a result of the modification. Additionally, the Board of Directors allowed certain stock option holders (1,318,000 total options) to participate in the cash dividend in lieu of stock price adjustment. The Company recognized incremental compensation expense of $0.3 million related to vested options for which the option holders received a cash dividend in lieu of the decrease in exercise price.

Stock Options

The following table presents stock options granted, vested and expired and aggregate intrinsic value under the existing share based compensation plans. The intrinsic value of the stock options was calculated based on a $10.19 estimated fair market value per share of the Company’s common stock as of January 29, 2011.

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
		(Per share data)	(in Years)	(In thousands)
Outstanding as of January 30, 2010	906,000	$0.94	8
Options granted	1,994,430	$6.18	9
Options exercised	(457,342)	$0.91	9	$—
Options forfeited or expired	—	$—	—	$—

Outstanding as of January 29, 2011	2,443,088	$5.23	9	$12,126

Exercisable at January 29, 2011	685,340	$2.71	7	$5,127

During fiscal years 2010, 2009 and 2008, 1,994,430, 406,000 and 100,000 stock options, respectively, were granted at a weighted-average grant date fair value of $3.99, $2.77 and $0.06, respectively. In fiscal year 2010, proceeds from stock option exercises amounted to $0.5 million while the intrinsic value amounted to $2.5 million.

The fair value of stock options was estimated on the date of grant using Black Scholes option pricing model using the following assumptions:

	2010	2009	2008
Expected volatility	54.2% - 60.6%	85.4%	53.5%
Risk-free interest rate	1.6% - 3.2%	0.9%	3.2%
Weighted average term	6.27 - 6.5	2.00	6.42
Expected dividend yield	—	—	—

The risk-free interest rate was determined based on the rate of Treasury instruments with maturities similar to those of the expected term of the award being valued. The expected dividend yield was based on the Company’s expectations of not paying dividends on its common stock for the foreseeable future. The expected volatility incorporates historical and implied volatility of similar entities whose share prices are publicly available.

Compensation expense for the fiscal years ended January 29, 2011, January 30, 2010 and January 31, 2009 totaled approximately $2.4 million, $0.1 million and less than $0.1 million, respectively.

The following table summarizes information regarding non-vested outstanding stock options as of January 29, 2011:

	Options	Weighted Average Fair Value at Grant Date
Non-vested as of January 30, 2010	706,000	$1.58
Granted	1,994,430	$3.99
Vested	942,682	$2.09
Cancelled	—	—

Non-vested as of January 29, 2011	1,757,748	$4.04

As of January 29, 2011, there was approximately $7.3 million of total unrecognized compensation cost related to non-vested stock option awards that is expected to be recognized over a weighted-average period of 3.7 years. The total fair value of options vested during the fiscal years ended January 29, 2011, January 30, 2010 and January 30, 2009 was $2.0 million, less than $0.1 million and less than $0.1 million, respectively.

Commitments and Contingencies	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Commitments and Contingencies

7. Commitments and Contingencies

Operating Leases

The Company leases boutique space and office space under operating leases expiring in various years through the fiscal year ending 2022. Certain of the leases provide that the Company may cancel the lease, with penalties as defined in the lease, if the Company’s boutique sales at that location fall below an established level. Certain leases provide for additional rent payments to be made when sales exceed a base amount. Certain operating leases provide for renewal options for periods from three to five years at their fair rental value at the time of renewal.

In fiscal 2010, the Company determined that its policy of recording straight-line rent expense had historically been inconsistently applied. The Company corrected the deferred rent expense account, resulting in a non-cash $0.7 million cumulative adjustment to record additional rent expense during the thirty-nine weeks ended October 30, 2010 included in the cost of goods sold and occupancy cost. The adjustment did not impact historical cash flows and will not impact future net cash flows or the timing of the payments under the related leases. Prior years’ financial statements were not restated as the impact of this issue was immaterial to previously reported results for any individual prior year.

Minimum future rental payments under non-cancellable operating leases as of October 29, 2011, are approximately as follows:

Fiscal year	Amount
(in thousands)
Remainder of 2011	$4,332
2012	18,715
2013	17,539
2014	16,180
2015	15,261
Thereafter	70,014

$142,041

8. Commitments and Contingencies

Operating leases

The Company leases boutique space and office space under operating leases expiring in various years through the fiscal year ending 2021. Certain of the leases provide that the Company may cancel the lease, with penalties as defined in the lease, if the Company’s boutique sales at that location fall below an established level. Certain leases provide for additional rent payments to be made when sales exceed a base amount. Certain operating leases provide for renewal options for periods from three to five years at their fair rental value at the time of renewal.

Minimum future rental payments under non-cancellable operating leases as of January 29, 2011, are approximately as follows:

Fiscal Year	Amount
(in thousands)
2011	$15,285
2012	15,656
2013	13,636
2014	12,302
2015	11,309
Thereafter	50,529

$118,717

For the years ended January 29, 2011, January 30, 2010 and January 31, 2009, rent expense totaled $12.2 million, $7.2 million and $5.2 million, respectively. For the fiscal years ended January 29, 2011, January 30, 2010 and January 31, 2009, common area maintenance charges totaled $2.6 million, $1.5 million and $0.9 million, respectively, and other rental charges amounted to $1.3 million, $0.8 million and $0.7 million, respectively, consisting primarily of property taxes and advertising fees.

Legal Proceedings

From time to time, the Company is subject to various claims and legal proceedings arising in the ordinary course of business. While the outcome of any such claim cannot be predicted with certainty, in the opinion of management, the outcome of these matters will not have a material adverse effect on the Company’s business, results of operations or financial conditions.

Segment Reporting and Concentration of Risk	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Segment Reporting and Concentration of Risk

8. Segment Reporting

The Company determines its operating segments on the same basis used internally to evaluate performance. The Company’s reporting segments are the operation of boutiques and the e-commerce website, which have been aggregated into one reportable financial segment. The Company aggregates its operating segments because (i) the merchandise offered at boutique locations and through the e-commerce business is largely the same, (ii) management believes that the majority of its e-commerce customers are also customers of boutique locations and (iii) the merchandise margin of both segments is similar. All of the Company’s identifiable assets are located in the United States.

The following is sales information regarding the Company’s major merchandise categories:

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	October 29, 2011	October 30, 2010	October 29, 2011	October 30, 2010
	(In thousands)
Apparel	$27,698	$19,073	$78,507	$53,133
Jewelry	9,802	6,938	28,039	19,154
Accessories	7,653	5,207	21,444	12,823
Gift	5,032	3,794	14,891	10,040
Shipping	73	61	155	143

	50,258	35,073	143,036	95,293
Allowance for returns	(238)	—	(530)	—

Net Sales	$50,020	$35,073	$142,506	$95,293

9. Segment Reporting and Concentration of Risk

The Company determined its operating segments on the same basis used internally to evaluate performance. The Company’s reporting segments are the operation of boutiques and the e-commerce website, which have been aggregated into one reportable financial segment. The Company aggregates its operating segments because (i) the merchandise offered at retail locations and through the e-commerce business is largely the same, (ii) management believes that the majority of its e-commerce customers are also customers of retail locations and (iii) the merchandise margin of both segments is similar. All of the Company’s identifiable assets are located in the United States.

The following is net sales information regarding the Company’s major product classes:

	For Fiscal Years Ended
	January 29, 2011	January 30, 2010	January 31, 2009
	(in thousands)
Apparel	$70,326	$45,540	$26,829
Jewelry	27,911	16,764	12,281
Accessories	19,567	8,007	5,391
Gifts	17,367	8,949	7,789
Shipping	195	107	—

	135,366	79,367	52,290
Allowance for sales returns	(190)	—	—

Net sales	$135,176	$79,367	$52,290

For fiscal years 2010 and 2009, two of the Company’s vendors accounted for approximately 23% of its purchases, with no single vendor accounting for more than 15% of purchases. In fiscal year 2008, one vendor accounted for 12% of the Company’s total purchases. Those vendors are related parties. See Note 11. Other than those mentioned, no vendor accounted for more than 10% of the Company’s purchases during the fiscal years 2010, 2009 and 2008. The Company believes that there are other vendors that could replace these vendors and therefore loss of one or all would not result in a material disruption to its business.

Subsequent Events	9 Months Ended
Oct. 29, 2011
Subsequent Events

9. Subsequent Events

Subsequent to October 29, 2011, the Borrower made principal payments in the aggregate amount of $10.0 million on the new revolving credit facility, bringing the outstanding principal balance to $25.0 million.

Detail of Certain Balance Sheet Accounts	12 Months Ended
Jan. 29, 2011
Detail of Certain Balance Sheet Accounts

3. Detail of Certain Balance Sheet Accounts

	January 29, 2011	January 30, 2010
	(in thousands)
Accounts and other receivables:
Credit card receivables	$825	$497
Tenant allowances	2,574	—
Income tax receivable	655	—

	$4,054	$497

Property and equipment, net:
Equipment	$1,798	$1,374
Furniture and fixtures	4,475	2,593
Signage and leasehold improvements	14,829	5,604
Construction in progress	5,799	1,314
Software	191	—

	27,092	10,885
Less accumulated depreciation	(5,792)	(3,390)

	$21,300	$7,495

Accrued liabilities:
Gift cards and store credits outstanding	$2,110	$1,152
Accrued payroll, benefits and bonuses	2,573	1,074
Accrued interest	1,308	—
Accrued sales tax	419	309
Income tax payable	—	780

	$6,410	$3,315

Deferred and accrued rents:
Deferred rent	$5,880	$1,646
Accrued rent	2,343	578

	$8,223	$2,224

Employee Benefits	12 Months Ended
Jan. 29, 2011
Employee Benefits

7. Employee Benefits

In October 2009, the Company adopted a Profit Sharing and 401(k) Plan (the “Plan”) under which full-time and part-time employees become eligible to participate following twelve consecutive months of employment. Eligible employees may elect to contribute a percentage of their earnings to the 401(k) component of the Plan, and the Company makes a discretionary contribution to the Plan based on the contribution of the employees. The Profit Sharing component of the Plan is entirely funded by the Company at its sole discretion. Effective January 1, 2011, the 401(k) component of the Plan was amended whereby the Company will make matching contributions equal to 100% of the first 3% of employee contributions and 50% of the next 2% of employee contributions. For the fiscal years ended January 29, 2011 and January 30, 2010, the Company’s matching contributions were $0.1 million and less than $0.1 million, respectively.

Convertible Redeemable Preferred Stock-Series A	12 Months Ended
Jan. 29, 2011
Convertible Redeemable Preferred Stock-Series A

10. Convertible Redeemable Preferred Stock—Series A

Under its Certificate of Incorporation, the Company is authorized to issue 45,000 shares of undesignated Preferred Stock. In April 2007, the Board of Directors designated 35,000 preferred shares as Convertible Redeemable Preferred Stock—Series A, par value $0.01 per share, all of which were outstanding through February 25, 2010. The recipients of the Preferred Stock simultaneously purchased a portion of the Company’s common stock directly from the common shareholders and then exchanged such common stock for Preferred Stock. Accordingly, to properly record the redemption amount of the Preferred Stock (“Face Amount”) at that time, a distribution in excess of capital was recorded. Distributions in excess of capital primarily represent deemed dividends recorded to properly reflect the redemption value of Preferred Stock. Distributions in excess of capital was charged with these deemed dividends as the Company did not have sufficient retained earnings or additional paid in capital at the time of issuance. Upon conversion of the Preferred Stock to common stock, the redemption value of Preferred Stock was treated as contributed capital, which eliminated the distributions in excess of capital and establish additional paid in capital.

The Convertible Redeemable Preferred Stock—Series A had the following rights and privileges:

•

Dividend—The Preferred Stock accrued cash dividends effective each January 1, whether declared or not, at a rate of 12% per year of the original issue price of the Preferred Stock. In the event that certain earnings before income tax, depreciation and amortization (“EBITDA”) thresholds were met in the calendar year 2007, the dividend rate was to be substituted by 15% or 10%, as appropriate in accordance with the Certificate of Designation governing the Preferred Stock. The Company accrued the required dividends, at the dividend rate of 10% having met the conditions under the Certificate of Designation to use such rate, throughout the year and had considered it when estimating the redemption value of the Preferred Stock at each reporting period in the accompanying consolidated balance sheets. The Preferred Stock could also participate in dividends on common stock, if declared.

•

Voting—The holders of the Preferred Stock voted on an as-converted basis together with the holders of the Company’s common stock as a single class, except with respect to any increase or decrease in the authorized shares of common stock, as to which the holders of the Preferred Stock had no right to vote.

•

Liquidation—Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or the consummation of any Change of Control Transaction (as defined in the Certificate of Designations governing the Preferred Stock) each holder of outstanding shares of Preferred Stock was entitled to receive an amount equal to the greater of (i) $571.43 per share plus all accumulated but unpaid dividends and (ii) the amount that would be distributed or payable in respect of the number of shares of common stock issuable upon conversion of the Preferred Stock if such conversion occurred immediately prior to such liquidation event or change of control transaction.

•

Conversion and redemption feature—The Preferred Stock is convertible into equal number of shares of common stock (adjusted for any stock split) or was mandatorily convertible into common stock upon a Qualified IPO as defined in the Certificate of Designation governing the Preferred Stock. Given that the redemption feature was outside the Company’s control, the Preferred Stock was reflected in the consolidated balance sheets as temporary equity for the period it was outstanding. Upon voluntary or mandatory conversion of the Preferred Stock to common stock all accrued and unpaid dividends were to be deemed automatically satisfied and extinguished without any adjustment to the conversion price or any increase in the number of shares of common stock into which the Preferred Stock was convertible in respect of such accrued but unpaid dividends. The redemption price was the greater of the face amount of the Preferred Stock plus all accrued and unpaid dividends (“Base Amount”) or the fair market value of the Preferred Stock. The Company was required to record the Preferred Stock at its estimated fair market value if determined that the fair market value exceeded the Base Amount. For accounting purposes, the Company has elected to adjust the carrying value of Preferred Stock to equal the redemption value at the end of each reporting period. The increase in redemption value was recorded as a reduction to retained earnings or, in the absence of retained earnings, paid in capital.

The fair value of the Company’s Preferred Stock was estimated using Level 3 inputs. At January 30, 2010, the estimated fair value totaled $85.9 million, exceeding the Base Amount. The fair value was based on the purchase price paid by CCMP upon purchase of approximately 84% of the underlying common shares (into which the shares of Preferred Stock were converted to in February 2010), as further supported by an independent valuation. Accordingly, the Preferred Stock was recorded at its estimated redemption value of $85.9 million, which took into consideration the accrued dividends of $5.6 million. At January 31, 2009, the estimated fair market value of the Preferred Stock, based on an independent valuation, was determined to be less than the Base Amount. Accordingly, the face amount of the Preferred Stock of $20.0 million plus the accrued dividends of $3.6 million appropriately reflected the redemption value of the Preferred Stock at January 31, 2009.

On February 26, 2010, the holders of Preferred Stock exercised their right to convert all of the outstanding Preferred Stock into 14.0 million shares of common stock in connection with the acquisition by CCMP of approximately 84% of the Company’s outstanding shares. Thus, there were no outstanding shares of Preferred Stock at January 29, 2011.

Related Party Transactions	12 Months Ended
Jan. 29, 2011
Related Party Transactions

11. Related Party Transactions

Stony Leather, Inc. (“Stony”) and KJK Trading Corporation (“KJK”) are two of the Company’s vendors that supply apparel, jewelry, accessories and gifts. Stony is owned and operated by certain shareholders of the Company while KJK is owned by the brother-in-law of one of the Company’s founders. During the fiscal years 2010, 2009 and 2008, purchases from KJK totaled $6.6 million, $2.8 million and $1 million, respectively, while purchases from Stony totaled $5.0 million, $3.1 million and $2.1 million, respectively. Purchases from Stony and KJK accounted for 10%, 12% and 12%, respectively, and 13%, 11% and 6%, respectively, in each case, for the fiscal years ended 2010, 2009 and 2008, respectively. Accounts payable due to related parties for inventory purchases was not material at January 29, 2011 and January 30, 2010.

The Company entered into a management agreement with the holder of the Preferred Stock where such holder would provide consulting services in exchange for quarterly fees of $62,500. Upon the conversion of the Preferred Stock, the management agreement was terminated. For each of the fiscal years ended January 29, 2011, January 30, 2010 and January 31, 2009, the Company incurred management fees totaling zero, $0.3 million and $0.3 million which are included in selling, general and administrative expenses in the consolidated statements of operations.

Quarterly Financial Data (Unaudited)	12 Months Ended
Jan. 29, 2011
Quarterly Financial Data (Unaudited)

12. Quarterly Financial Data (Unaudited)

	Fiscal Year 2010
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	(in thousands)
Net sales	$39,882	$35,073	$34,804	$25,417
Gross profit	$20,592	$18,149	$18,782	$12,645
Income from operations.	$8,912	$8,401	$9,709	$2,621
Net income	$4,328	$5,115	$5,861	$1,591

	Fiscal Year 2009
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	(in thousands)
Net sales	$24,607	$19,501	$20,008	$15,251
Gross profit	$12,932	$10,204	$10,919	$8,068
Income from operations	$4,580	$4,053	$5,591	$3,258
Net income	$2,788	$2,450	$3,390	$1,976